UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 27, 2016

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER TECHNOLOGIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

6901 PROFESSIONAL PKWY. EAST, SUITE 200, SARASOTA, FLORIDA	34240

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(941) 556-2601

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[    ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On December 27, 2016, Roper Technologies, Inc. completed the acquisition of Project Diamond Holdings Corporation ("Deltek"), as more fully described in Roper Technologies, Inc.'s Current Report(s) on Form 8-K filed on December 6, 2016 and January 9, 2017 and its Annual Report on Form 10-K filed on February 27, 2017. This amendment No. 1 on Form 8-K/A amends the Company's January 9, 2016, Form 8-K to provide financial statements of the business acquired and pro forma financial statements related to the acquisition as required by Item 9.01(a) and 9.01(b).

Item 9.01.  Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The required financial statements of Project Diamond Holdings Corporation are attached in Exhibit 99.1
(b) Pro Forma Financial Statements.
The required pro forma financial information is attached hereto as Exhibit 99.2
(c) Exhibits.

23.1  Consent of BDO USA, LLP, Independent Auditors

99.1  Audited Financials of Project Diamond Holdings Corporation and Subsidiaries as of and for the year ended December 31, 2015 and Unaudited Financials as of and for the nine months ended September 30, 2016 and 2015

99.2  Unaudited pro forma combined financial statement information

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Technologies, Inc.
(Registrant)

BY:	/s/ John Stipancich
	John Stipancich, Vice President, General Counsel and Corporate Secretary	Date: March 15, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP, Independent Auditors
99.1

Audited Financials of Project Diamond Holdings Corporation and Subsidiaries as of and for the year ended December 31, 2015 and Unaudited Financials as of and for the nine months ended September 30, 2016 and 2015

99.2	Unaudited pro forma combined financial statement information